Exhibit 99.2
Cincinnati Financial Corporation
Supplemental Financial Data
September 30, 2008
Third Quarter
6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Heather J. Wietzel	Joan O. Shevchik	Jerry L. Litton
(513) 870-2768	(513) 603-5323	(513) 870-2639

Standard &
	A.M. Best	Fitch	Moody’s	Poor’s
Cincinnati Financial Corporation
Corporate Debt	aa-	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A++	—	A1	A+
The Cincinnati Insurance Company	A++	AA-	A1	A+
The Cincinnati Indemnity Company	A++	AA-	A1	A+
The Cincinnati Casualty Company	A++	AA-	A1	A+
Excess and Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	—	—	—

The Cincinnati Life Insurance Company	A+	AA-	—	A+
Ratings are as of September 25, 2008, under negative review or outlook and always subject to change and/or affirmation. For the latest ratings, select Ratings tab on www.cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

Cincinnati Financial Corporation
Supplemental Financial Data
Third Quarter 2008

Definitions of Non — GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas — property casualty insurance, life insurance and investments — when analyzing both GAAP and certain non-GAAP measures may improve understanding of trends in the underlying business, helping avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•	Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities and embedded derivatives without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•	Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•	Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

•	Written premium adjustment — statutory basis only: In 2002, the company refined its estimation process for matching property casualty written premiums to policy effective dates, which added $117 million to 2002 written premiums. To better assess ongoing business trends, management may exclude this adjustment when analyzing trends in written premiums and statutory ratios that make use of written premiums.

Cincinnati Financial Corporation
Quick Reference — Third Quarter 2008
(all data shown is for the three months ended or as of September 30, 2008)
(Based on reported data — see Pages 21-23 for adjusted data)

		Year over year
	9/30/2008	change %

Revenues:

Commercial lines net written premiums	$538	(1.2)
Personal lines net written premiums	184	(4.0)
Excess & Surplus lines net written premiums	5	nm
Property casualty net written premiums	727	(1.3)
Commercial lines net earned premiums	582	(3.0)
Personal lines net earned premiums	167	(5.4)
Excess & Surplus lines net earned premiums	2	nm
Property casualty net earned premiums	751	(3.3)
Life and accident and health net earned premiums	30	(12.2)
Investment income	130	(14.4)
Realized gains on investments	272	nm
Other income	3	(8.0)
Total revenues	1,186	20.8

Income:

Operating income	$74	(35.4)
Net realized investment gains and losses	173	nm
Net income (loss)	247	99.5

Per share (diluted):

Operating income	$0.45	(31.8)
Net realized investment gains and losses	1.05	nm
Net income (loss)	1.50	108.3
Book value	28.87	(25.0)
Weighted average shares — diluted	164,242,185	(4.7)

Benefits and expenses:

Commercial lines loss and loss expenses	$371	(6.1)
Personal lines loss and loss expenses	151	17.7
Excess & Surplus lines loss and loss expenses	1	nm
Life and accident and health losses and policy benefits	41	11.8
Operating expenses	253	1.5
Interest expenses	14	11.2
Total expenses	830	1.0
Net loss before income taxes	356	122.7
Total income tax benefit	109	202.9
Effective tax rate	30.6%	nm

Ratios:

Commercial lines GAAP combined ratio	94.9%
Personal lines GAAP combined ratio	122.5
Excess & Surplus lines GAAP combined ratio	201.5
Property casualty GAAP combined ratio	101.3

Commercial lines STAT combined ratio	97.3%
Personal lines STAT combined ratio	120.6
Excess & Surplus lines STAT combined ratio	148.8
Property casualty STAT combined ratio	102.8

Return on equity based upon net income	21.0%
Return on equity based upon operating income	6.3

Balance Sheet:

Fixed maturity investments	$5,729
Equity securities	4,137
Short-term investments	212
Other invested assets	82

Total invested assets	$10,160

Property casualty and life loss and loss expense reserves	$5,719
Total debt	861
Shareholders’ equity	4,687

Cincinnati Financial Corporation
Consolidated Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
	2008	2007	Change	% Change	2008	2007	Change	% Change
Revenues:
Premiums earned:
Property Casualty	$802,233,648	$820,957,046	$(18,723,398)	(2.28)	$2,397,285,096	$2,477,854,355	$(80,569,259)	(3.25)
Life	40,729,802	42,395,592	(1,665,790)	(3.93)	125,439,013	124,663,788	775,225	0.62
Accident health	1,876,918	1,776,832	100,086	5.63	5,429,201	5,141,122	288,079	5.60
Premiums ceded	(64,230,406)	(54,453,334)	(9,777,072)	17.95	(172,911,865)	(160,490,771)	(12,421,094)	7.74
Total premiums earned	780,609,962	810,676,136	(30,066,174)	(3.71)	2,355,241,445	2,447,168,494	(91,927,049)	(3.76)
Investment income	130,110,465	152,051,554	(21,941,089)	(14.43)	412,167,203	450,376,849	(38,209,646)	(8.48)
Realized gain on investments	272,012,497	15,713,227	256,299,270	nm	28,295,897	370,146,519	(341,850,622)	(92.36)
Other income	3,072,121	3,339,995	(267,874)	(8.02)	10,658,100	14,893,770	(4,235,670)	(28.44)
Total revenues	$1,185,805,045	$981,780,912	$204,024,133	20.78	$2,806,362,645	$3,282,585,632	$(476,222,987)	(14.51)

Benefits & expenses:
Losses & policy benefits	$653,976,246	$585,951,417	$68,024,829	11.61	$1,864,946,329	$1,649,479,484	$215,466,845	13.06
Reinsurance recoveries	(91,680,527)	(26,400,951)	(65,279,576)	247.26	(171,957,423)	(116,025,070)	(55,932,353)	48.21
Commissions	129,965,480	136,051,090	(6,085,610)	(4.47)	427,548,120	465,911,059	(38,362,939)	(8.23)
Other operating expenses	108,248,235	90,099,173	18,149,062	20.14	292,445,587	266,394,046	26,051,541	9.78
Interest expense	14,149,207	12,726,648	1,422,559	11.18	39,391,454	38,703,204	688,250	1.78
Taxes, licenses & fees	16,288,308	17,904,979	(1,616,671)	(9.03)	52,438,158	56,801,190	(4,363,032)	(7.68)
Incr deferred acq expense	(1,001,796)	5,679,866	(6,681,662)	(117.64)	(18,167,733)	(17,013,847)	(1,153,886)	6.78
Total expenses	$829,945,153	$822,012,222	$7,932,931	0.97	$2,486,644,492	$2,344,250,066	$142,394,426	6.07
Income (loss) before income taxes	$355,859,892	$159,768,690	$196,091,202	122.73	$319,718,153	$938,335,566	$(618,617,413)	(65.93)
Provision for income taxes:
Current operating income	$41,159,742	$26,303,009	$14,856,733	56.48	$133,510,791	$132,246,641	$1,264,150	0.96
Realized investments gains and losses	98,674,151	5,992,647	92,681,504	nm	12,195,309	132,412,878	(120,217,569)	(90.79)
Deferred	(30,980,183)	3,644,481	(34,624,664)	(950.06)	(93,828,914)	4,978,995	(98,807,909)	nm
Total income taxes	$108,853,710	$35,940,137	$72,913,573	202.88	$51,877,186	$269,638,514	$(217,761,328)	(80.76)

Net income	$247,006,182	$123,828,553	$123,177,629	99.47	$267,840,967	$668,697,052	$(400,856,085)	(59.95)
Comprehensive net income	$40,798,778	$(149,174,974)	$189,973,752	(127.35)	$(926,614,532)	$29,253,026	$(955,867,558)	nm
Operating income	$73,667,836	$114,107,975	$(40,440,139)	(35.44)	$251,740,379	$430,953,411	$(179,213,032)	(41.59)
Net realized investments gains and losses	$173,338,346	$9,720,580	$163,617,766	nm	$16,100,588	$237,733,641	$(221,633,053)	(93.23)

Net income per share:
Operating income	$0.45	$0.67	$(0.22)	(32.84)	$1.54	$2.51	$(0.97)	(38.65)
Net realized investments gains and losses	1.06	0.05	1.01	nm	0.10	1.38	(1.28)	(92.75)
Net income (loss) per share (basic)	$1.51	$0.72	$0.79	109.72	$1.64	$3.89	$(2.25)	(57.84)
Operating income	$0.45	$0.66	$(0.21)	(31.82)	$1.54	$2.49	$(0.95)	(38.15)
Net realized investments gains and losses	1.05	0.06	0.99	nm	0.10	1.37	(1.27)	(92.70)
Net income (loss) per share (diluted)	$1.50	$0.72	$0.78	108.33	$1.64	$3.86	$(2.22)	(57.51)
Dividends per share:
Paid	$0.390	$0.355	$0.035	9.86	$1.135	$1.045	$0.09	8.61
Declared	$0.390	$0.355	$0.035	9.86	$1.170	$1.065	$0.11	9.86
Number of shares:
Weighted avg — basic	164,146,095	171,068,956	(6,922,861)	(4.05)	163,404,320	171,804,376	(8,400,056)	(4.89)
Weighted avg — diluted	164,242,185	172,399,539	(8,157,354)	(4.73)	163,834,163	173,423,199	(9,589,036)	(5.53)

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2008

	Total	CFC	CONSOL P&C	CLIC	CFC-I	CINFIN	C-SUPR	ELIM
Revenues:
Premiums earned:
Property Casualty	$2,397,285,096	$—	$2,397,869,818	$—	$—	$—	$—	$(584,722)
Life	125,439,013	—	—	125,439,013	—	—	—	—
Accident health	5,429,201	—	—	5,429,201	—	—	—	—
Premiums ceded	(172,911,865)	—	(134,953,001)	(37,958,864)	—	—	—	—
Total earned premium	2,355,241,445	—	2,262,916,817	92,909,350	—	—	—	(584,722)
Investment income	412,167,203	56,157,915	266,951,430	88,259,571	343,612	158,394	36,435	259,846
Realized gain on investments	28,295,897	(140,733,165)	103,452,621	(67,087,119)	303,572	(771,978)	—	133,131,966
Other income	10,658,100	9,432,048	2,891,422	1,324,832	6,152,450	1,749,922	422,132	(11,314,706)
Total revenues	$2,806,362,645	$(75,143,202)	$2,636,212,290	$115,406,634	$6,799,634	$1,136,338	$458,567	$121,492,384

Benefits & expenses:
Losses & policy benefits	$1,864,946,329	$—	$1,720,187,487	$148,219,872	$—	$—	$—	$(3,461,030)
Reinsurance recoveries	(171,957,423)	—	(138,305,695)	(33,651,728)	—	—	—	—
Commissions	427,548,120	82,500	409,018,691	18,869,061	—	—	—	(422,132)
Other operating expenses	292,445,587	17,846,415	255,075,233	22,799,674	3,289,248	556,925	1,618,579	(8,740,487)
Interest expense	39,391,454	37,320,192	409,404	—	2,155,714	—	—	(493,856)
Taxes, licenses & fees	52,438,158	909,163	48,328,365	3,115,439	21,360	53,238	10,593	—
Incr deferred acq expenses	(18,167,733)	—	(6,136,501)	(12,031,232)	—	—	—	—
Total expenses	$2,486,644,492	$56,158,270	$2,288,576,984	$147,321,086	$5,466,322	$610,163	$1,629,172	$(13,117,505)

Income before income taxes	$319,718,153	$(131,301,472)	$347,635,306	$(31,914,452)	$1,333,312	$526,175	$(1,170,605)	$134,609,889

Provision for income taxes:
Current operating income	$133,510,791	$1,708,490	$157,817,524	$20,039,654	$374,110	$563,776	$(396,575)	$(46,596,188)
Capital gains/losses	12,195,309	(50,291,608)	39,515,163	(23,460,492)	106,250	(270,192)	—	46,596,188
Deferred	(93,828,914)	(12,399,350)	(120,411,810)	(8,006,690)	43,598	(159,588)	(8,535)	47,113,461
Total income tax	$51,877,186	$(60,982,468)	$76,920,877	$(11,427,528)	$523,958	$133,996	$(405,110)	$47,113,461

Net income — current year	$267,840,967	$(70,319,004)	$270,714,429	$(20,486,924)	$809,354	$392,179	$(765,495)	$87,496,428

Net income — prior year	$668,687,052	$97,796,824	$495,854,570	$63,772,452	$1,696,452	$932,933	$—	$8,633,821

Change in net income	-59.9%	-171.9%	-45.4%	-132.1%	-52.3%	-58.0%	N/A

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2008

	Total	CFC	CONSOL P&C	CLIC	CFC-I	CINFIN	C-SUPR	ELIM
Revenues:
Premiums earned:
Property Casualty	$802,233,648	$—	$802,233,267	$—	$—	$—	$—	$381
Life	40,729,802	—	—	40,729,802	—	—	—	—
Accident health	1,876,918	—	—	1,876,918	—	—	—	—
Premiums ceded	(64,230,406)	—	(51,378,608)	(12,851,798)	—	—	—	—
Total earned premium	780,609,962	—	750,854,659	29,754,922	—	—	—	381
Investment income	130,110,465	15,270,883	83,848,139	29,944,299	127,849	8,785	7,583	902,927
Realized gain on investments	272,012,497	(71,774,086)	255,938,231	(45,300,879)	101,190	(213,700)	—	133,261,741
Other income	3,072,121	3,669,066	1,070,011	(42,060)	1,907,299	571,061	234,700	(4,337,956)
Total revenues	$1,185,805,045	$(52,834,137)	$1,091,711,040	$14,356,282	$2,136,338	$366,146	$242,283	$129,827,093

Benefits & expenses:
Losses & policy benefits	$653,976,246	$—	$601,044,209	$54,001,586	$—	$—	$—	$(1,069,549)
Reinsurance recoveries	(91,680,527)	—	(78,014,927)	(13,477,282)	—	—	—	(188,318)
Commissions	129,965,480	27,500	123,832,174	6,340,506	—	—	—	(234,700)
Other operating expenses	108,248,235	5,915,334	95,461,987	7,931,123	1,046,065	213,338	591,647	(2,911,259)
Interest expense	14,149,207	13,224,344	171,257	—	753,606	—	—	—
Taxes, licenses & fees	16,288,308	303,055	14,898,322	1,065,416	2,730	16,250	2,535	—
Incr deferred acq expenses	(1,001,796)	—	2,871,040	(3,872,836)	—	—	—	—
Total expenses	$829,945,153	$19,470,233	$760,264,062	$51,988,513	$1,802,401	$229,588	$594,182	$(4,403,826)

Income before income taxes	$355,859,892	$(72,304,370)	$331,446,978	$(37,632,231)	$333,937	$136,558	$(351,899)	$134,230,919

Provision for income taxes:
Current operating income	$41,159,742	$(4,895,021)	$83,694,843	$8,854,764	$50,343	$175,430	$(124,429)	$(46,596,188)
Capital gains/losses	98,674,151	(25,755,930)	93,728,580	(15,855,308)	35,416	(74,795)	—	46,596,188
Deferred	(30,980,183)	1,868,616	(73,637,772)	(6,144,473)	18,040	(68,666)	3,251	46,980,821
Total income tax	$108,853,710	$(28,782,335)	$103,785,651	$(13,145,017)	$103,799	$31,969	$(121,178)	$46,980,821

Net income — current year	$247,006,182	$(43,522,035)	$227,661,327	$(24,487,214)	$230,138	$104,589	$(230,721)	$87,250,098

Net income — prior year	$123,828,556	$26,360,946	$88,226,236	$8,187,703	$534,691	$332,063	$—	$186,917

Change in net income	99.5%	-265.1%	158.0%	-399.1%	-57.0%	-68.5%	N/A

Cincinnati Financial Corporation
Consolidated Balance Sheets

	September 30,	December 31,
(Dollars in millions except per share data)	2008	2007
	(unaudited)
Assets
Investments
Fixed maturities, at fair value (amortized cost: 2008—$5,943; 2007—$5,783) (includes securities pledged to creditors: 2008—$0; 2007—$745)	$5,729	$5,848
Equity securities, at fair value (cost: 2008—$2,400; 2007—$2,975)	4,137	6,249
Short-term investments, at fair value (amortized cost: 2008—$212; 2007—$101)	212	101
Other invested assets	82	63

Total investments	10,160	12,261

Cash and cash equivalents	347	226
Securities lending collateral invested	—	760
Investment income receivable	96	124
Finance receivable	74	92
Premiums receivable	1,103	1,107
Reinsurance receivable	846	754
Prepaid reinsurance premiums	13	13
Deferred policy acquisition costs	501	461
Land, building and equipment, net, for company use (accumulated depreciation: 2008—$290; 2007—$276)	235	239
Other assets	381	72
Separate accounts	547	528

Total assets	$14,303	$16,637

Liabilities
Insurance reserves
Losses and loss expense	$4,166	$3,967
Life policy reserves	1,553	1,478
Unearned premiums	1,583	1,564
Securities lending payable	—	760
Other liabilities	671	574
Deferred income tax	236	977
Notes payable	69	69
6.125% senior debenture due 2034	371	371
6.9% senior debenture due 2028	28	28
6.92% senior debenture due 2028	392	392
Separate accounts	547	528

Total liabilities	9,616	10,708

Shareholders’ equity
Common stock, par value—$2 per share; authorized: 2008—500 million shares, 2007—500 million shares; issued: 2008—196 million shares, 2007—196 million shares	393	393
Paid-in capital	1,063	1,049
Retained Earnings	3,482	3,404
Accumulated other comprehensive income	956	2,151
Treasury stock at cost (2008—34 million shares, 2007—30 million shares)	(1,207)	(1,068)

Total shareholders’ equity	4,687	5,929

Total liabilities and shareholders’ equity	$14,303	$16,637

Cincinnati Financial Corporation
Quarterly Net Income Reconciliation

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(In millions except per share data)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Net income (loss)		$247	$63	$(42)	$187	$124	$351	$194	$21	$545	$268	$669		$855
Net realized investment gains and losses		173	(6)	(151)	8	10	187	41	(157)	228	16	238		245

Operating income		74	69	109	179	114	164	153	178	317	252	431		610
Less catastrophe losses		(41)	(74)	(28)	1	(9)	(7)	(2)	(101)	(9)	(142)	(18)		(17)

Operating income before catastrophe losses		$115	$143	$137	$178	$123	$171	$155	$279	$326	$394	$449		$627

Diluted per share data
Net income (loss)		$1.50	$0.38	$(0.26)	$1.11	$0.72	$2.02	$1.11	$0.13	$3.13	$1.64	$3.86		$4.97
Net realized investment gains and losses		1.05	(0.04)	(0.92)	0.04	0.06	1.08	0.23	(0.95)	1.31	0.10	1.37		1.43

Operating income		0.45	0.42	0.66	1.07	0.66	0.94	0.88	1.08	1.82	1.54	2.49		3.54
Less catastrophe losses		(0.25)	(0.45)	(0.17)	0.01	(0.05)	(0.04)	(0.01)	(0.62)	(0.05)	(0.87)	(0.10)		(0.10)

Operating income before catastrophe losses		$0.70	$0.87	$0.83	$1.06	$0.71	$0.98	$0.89	$1.70	$1.87	$2.41	$2.59		$3.64

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

Cincinnati Financial Corporation
Top Holdings — Common Stocks

	As of and for the nine months ended September 30, 2008
				Earned
		Fair	Percent of	dividend
(Dollars in millions)	Cost	value	fair value	income

The Procter & Gamble Company	$206	$524	13.3%	$9
Fifth Third Bancorp	29	348	8.8	45
Exxon Mobil Corporation	36	296	7.5	5
U.S. Bancorp	188	287	7.3	13
Johnson & Johnson	221	280	7.1	5
PNC Financial Services Group, Inc.	37	239	6.1	9
Wells Fargo & Company	92	194	4.9	6
Piedmont Natural Gas Company, Inc.	64	180	4.6	5
Wyeth	62	163	4.1	4
AllianceBernstein Holding L.P.	113	145	3.7	11
Chevron Corporation	56	109	2.8	3
General Electric Company	120	93	2.4	3
Pepsico, Inc.	72	83	2.1	1
Pfizer, Inc.	77	81	2.1	4
All other common stock holdings (33)	810	915	23.2	24

Total	$2,183	$3,937	100.0%	$147

Cincinnati Financial Corporation Subsidiaries
Selected Balance Sheet Data

(Dollars in millions)	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007

Cincinnati Insurance Consolidated (including CSU)
Fixed maturities and equities (fair value)	$—	$7,556	$7,841	$8,628	$8,940	$9,586	$9,850	$9,837
Fixed maturities — pretax net unrealized gain (loss)	—	(132)	(33)	39	58	23	(30)	44
Equities — pretax net unrealized gain (loss)	—	1,012	1,227	1,831	2,077	2,657	2,917	3,017
Loss and loss expense reserves — STAT	—	3,507	3,534	3,448	3,398	3,461	3,374	3,373
Equity GAAP	—	3,947	4,011	4,498	4,784	5,282	5,404	5,272
Surplus — STAT	—	3,687	3,650	4,027	4,307	4,782	4,937	4,741

The Cincinnati Life Insurance Company
Fixed maturities and equities (fair value)	$—	$1,683	$1,816	$1,841	$1,887	$1,952	$1,922	$1,938
Fixed maturities — pretax net unrealized gain (loss)	—	(79)	(35)	0	6	4	(4)	20
Equities — pretax net unrealized gain (loss)	—	61	92	127	162	225	254	305
Equity — GAAP	—	530	617	661	685	724	730	739
Surplus — STAT	—	371	420	453	477	485	491	483

	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005

Cincinnati Insurance Consolidated (including CSU)
Fixed maturities and equities (fair value)	$9,882	$9,393	$8,987	$9,261	$8,947	$8,833	$8,802	$8,710
Fixed maturities — pretax net unrealized gain (loss)	47	51	(55)	2	50	86	152	99
Equities — pretax net unrealized gain (loss)	3,166	2,859	2,621	2,758	2,803	2,807	2,903	2,931
Loss and loss expense reserves — STAT	3,356	3,314	3,237	3,169	3,111	3,150	3,065	3,031
Equity GAAP	5,261	5,073	4,702	4,730	4,647	4,660	4,679	4,493
Surplus — STAT	4,723	4,607	4,342	4,334	4,220	4,224	4,180	4,065

The Cincinnati Life Insurance Company
Fixed maturities and equities (fair value)	$1,916	$1,893	$1,803	$1,827	$1,788	$1,797	$1,748	$1,688
Fixed maturities — pretax net unrealized gain (loss)	15	17	(17)	6	31	45	70	53
Equities — pretax net unrealized gain (loss)	307	271	238	256	266	274	275	257
Equity — GAAP	719	688	652	666	651	348	655	622
Surplus — STAT	479	461	459	470	451	447	447	440

Consolidated Cincinnati Insurance Companies
GAAP Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
	2008	2007	Change	% Change	2008	2007	Change	% Change

Premiums earned:
Property casualty	$802,233,267	$820,959,014	$(18,725,747)	(2.28)	$2,397,869,818	$2,478,188,351	$(80,318,533)	(3.24)
Premiums ceded	(51,378,608)	(44,158,148)	(7,220,460)	16.35	(134,953,001)	(130,356,727)	(4,596,274)	3.53
Total premiums earned	750,854,659	776,800,866	(25,946,207)	(3.34)	2,262,916,817	2,347,831,624	(84,914,807)	(3.62)
Investment income	83,848,139	98,273,334	(14,425,195)	(14.68)	266,951,430	291,738,759	(24,787,329)	(8.50)
Realized gain on investments	255,938,231	(4,836,462)	260,774,693	nm	103,452,621	202,374,057	(98,921,436)	(48.88)
Other income	1,070,011	(340,240)	1,410,251	(414.49)	2,891,422	3,310,897	(419,475)	(12.67)
Total revenues	$1,091,711,040	$869,897,498	$221,813,542	25.50	$2,636,212,290	$2,845,255,337	$(209,043,047)	(7.35)

Benefits & expenses:
Losses & policy benefits	$601,044,209	$540,738,841	$60,305,368	11.15	$1,720,187,487	$1,523,262,450	$196,925,037	12.93
Reinsurance recoveries	(78,014,927)	(16,893,445)	(61,121,482)	361.81	(138,305,695)	(86,370,570)	(51,935,125)	60.13
Commissions	123,832,174	127,709,961	(3,877,787)	(3.04)	409,018,691	439,509,545	(30,490,854)	(6.94)
Other operating expenses	95,461,987	79,527,546	15,934,441	20.04	255,075,233	234,370,169	20,705,064	8.83
Interest expense	171,257	—	171,257	—	409,404	—	409,404	—
Taxes, licenses & fees	14,898,322	16,645,686	(1,747,364)	(10.50)	48,328,365	52,977,986	(4,649,621)	(8.78)
Incr deferred acq expense	2,871,040	8,082,224	(5,211,184)	(64.48)	(6,136,501)	(8,282,870)	2,146,369	(25.91)
Total expenses	$760,264,062	$755,810,813	$4,453,249	0.59	$2,288,576,984	$2,155,466,710	$133,110,274	6.18
Income before income taxes	$331,446,978	$114,086,685	$217,360,293	190.52	$347,635,306	$689,788,627	$(342,153,321)	(49.60)

Provision for income taxes:
Current operating income	$83,694,843	$30,444,664	$53,250,179	174.91	$157,817,524	$136,806,227	$21,011,297	15.36
Current realized investments gains and losses	93,728,580	(1,583,658)	95,312,238	nm	39,515,163	71,840,023	(32,324,860)	(45.00)
Deferred	(73,637,772)	(3,000,557)	(70,637,215)	nm	(120,411,810)	(14,712,193)	(105,699,617)	718.45
Total income taxes	$103,785,651	$25,860,449	$77,925,202	301.33	$76,920,877	$193,934,057	$(117,013,180)	(60.34)

Net income	$227,661,327	$88,226,236	$139,435,091	158.04	$270,714,429	$495,854,570	$(225,140,141)	(45.40)

Cincinnati Insurance Group
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
	2008	2007	Change	% Change	2008	2007	Change	% Change

Underwriting income
Net premiums written	$722,149,621	$736,354,821	$(14,205,200)	(1.93)	$2,284,369,929	$2,392,327,271	$(107,957,342)	(4.51)
Unearned premiums increase	(27,266,596)	(40,446,047)	13,179,451	(32.59)	23,404,172	44,495,646	(21,091,474)	(47.40)
Earned premiums	$749,416,216	$776,800,868	$(27,384,652)	(3.53)	$2,260,965,757	$2,347,831,625	$(86,865,868)	(3.70)

Losses incurred	$455,923,541	$431,727,371	$24,196,170	5.60	$1,352,254,518	$1,166,347,214	$185,907,304	15.94
Allocated loss expenses incurred	18,674,251	44,377,048	(25,702,797)	(57.92)	88,302,910	133,163,852	(44,860,942)	(33.69)
Unallocated loss expenses incurred	47,818,830	47,740,977	77,853	0.16	139,838,754	137,380,815	2,457,939	1.79
Other underwriting expenses incurred	232,911,846	227,469,464	5,442,382	2.39	689,535,107	711,845,483	(22,310,376)	(3.13)
Workers compensation dividend incurred	3,215,144	2,649,865	565,279	21.33	4,620,246	8,052,312	(3,432,066)	(42.62)

Total underwriting deductions	$758,543,612	$753,964,725	$4,578,887	0.61	$2,274,551,535	$2,156,789,676	$117,761,859	5.46

Net underwriting gain	$(9,127,395)	$22,836,143	$(31,963,538)	(139.97)	$(13,585,778)	$191,041,949	$(204,627,727)	(107.11)

Investment income
Gross investment income earned	$82,853,216	$100,579,844	$(17,726,628)	(17.62)	$263,767,428	$296,592,934	$(32,825,506)	(11.07)
Net investment income earned	81,565,048	97,939,533	(16,374,485)	(16.72)	259,892,835	291,447,565	(31,554,730)	(10.83)
Net realized capital gains	172,046,155	959,585	171,086,570	nm	77,913,772	135,356,272	(57,442,500)	(42.44)
Net investment gains (excl. subs)	$253,611,204	$98,899,118	$154,712,086	156.43	$337,806,607	$426,803,837	$(88,997,230)	(20.85)
Dividend from subsidiary	—	—	—	—	—	—	—	—
Net investment gains	$253,611,204	$98,899,118	$154,712,086	156.43	$337,806,607	$426,803,837	$(88,997,230)	(20.85)

Other income	$712,644	$(514,171)	$1,226,815	(238.60)	$1,641,979	$2,794,180	$(1,152,201)	(41.24)

Net income before federal income taxes	$245,196,452	$121,221,090	$123,975,362	102.27	$325,862,808	$620,639,966	$(294,777,158)	(47.50)
Federal and foreign income taxes incurred	$83,809,041	$26,567,206	$57,241,835	215.46	$167,968,058	$131,380,364	$36,587,694	27.85

Net income (statutory)	$161,387,412	$94,653,884	$66,733,528	70.50	$157,894,750	$489,259,602	$(331,364,852)	(67.73)

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Cincinnati Insurance Group — All Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 21 for adjusted data)

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Net premiums written		$722	$788	$776	$724	$736	$810	$846	$1,562	$1,656	$2,284	$2,393		$3,117
Net premiums earned		$749	$760	$751	$777	$777	$786	$785	$1,512	$1,571	$2,261	$2,348		$3,125
Losses paid		$467	$396	$383	$375	$363	$380	$364	$778	$744	$1,244	$1,107		$1,481
Loss reserve change		(11)	83	35	(83)	69	(16)	6	119	(9)	108	60		(24)
Total losses incurred		$456	$479	$418	$292	$432	$364	$370	$897	$735	$1,352	$1,167		$1,457
Allocated loss expense paid		35	32	25	37	29	33	32	58	65	93	94		131
Allocated loss expense reserve change		(16)	—	12	26	15	16	8	12	24	(4)	39		65
Total allocated loss expense incurred		$19	$32	$37	$63	$44	$49	$40	$70	$89	$89	$133		$196
Unallocated loss expense paid		47	44	43	46	44	41	46	86	87	133	132		178
Unallocated loss expense reserve change		—	2	4	(6)	4	1	2	6	3	7	6		2
Total unallocated loss expense incurred		$47	$46	$47	$40	$48	$42	$48	$92	$90	$140	$138		$180
Underwriting expenses incurred		236	221	237	267	230	242	249	458	489	694	719		988

Underwriting profit (loss)		$(9)	$(18)	$12	$115	$23	$89	$78	$(5)	$168	$(14)	$191		$304

Ratio Data
Loss ratio		60.8%	63.0%	55.5%	37.5%	55.6%	46.3%	47.2%	59.3%	46.8%	59.8%	49.7%		46.7%
Allocated loss expense ratio		2.5	4.3	5.0	8.1	5.7	6.3	5.0	4.6	5.7	3.9	5.7		6.3
Unallocated loss expense ratio		6.4	6.0	6.1	5.3	6.1	5.3	6.1	6.1	5.7	6.2	5.8		5.7
Net underwriting expense ratio		32.7	28.1	30.6	37.0	31.3	29.8	29.4	29.3	29.5	30.4	30.1		31.7

Statutory combined ratio		102.4%	101.4%	97.2%	87.9%	98.7%	87.7%	87.7%	99.3%	87.7%	100.3%	91.3%		90.4%
Statutory combined ratio excluding catastrophes		94.0%	86.5%	91.5%	88.1%	97.0%	86.3%	87.3%	89.0%	86.8%	90.6%	90.1%		89.5%

Loss Detail
New losses greater than $4,000,000		$10	$18	$8	$—	$—	$—	$—	$26	$—	$36	$—		$—
New losses $2,000,000—$4,000,000		17	25	14	36	54	17	22	39	39	56	93		129
New losses $1,000,000—$2,000,000		33	13	22	24	26	26	28	39	54	72	80		104
New losses $750,000—$1,000,000		14	14	9	13	9	9	10	21	19	35	28		41
New losses $500,000—$750,000		16	23	12	16	14	15	15	24	30	40	44		60
New losses $250,000—$500,000		33	20	29	29	24	22	23	57	45	90	69		98
Case reserve development above $250,000		59	54	48	68	50	48	53	103	101	162	151		219

Large losses subtotal		$182	$167	$142	$186	$177	$137	$151	$309	$288	$491	$465		$651
IBNR incurred		(6)	(6)	6	(43)	—	7	7	—	15	(6)	15		(25)
Catastrophe losses incurred		63	113	43	(2)	13	11	3	156	15	219	28		26
Remaining incurred		217	205	227	151	242	209	210	431	417	648	659		805

Total losses incurred		$456	$479	$418	$292	$432	$364	$371	$896	$735	$1,352	$1,167		$1,457

Loss Ratio
New losses greater than $4,000,000		1.3%	2.4%	1.1%	—%	—%	—%	—%	1.7%	—%	1.6%	—%		—%
New losses $2,000,000—$4,000,000		2.2	3.3	1.9	4.6	6.9	2.2	2.8	2.6	2.5	2.5	4.0		4.1
New losses $1,000,000—$2,000,000		4.4	2.2	2.9	3.1	3.3	3.3	3.6	2.6	3.4	3.2	3.4		3.3
New losses $750,000—$1,000,000		1.9	1.7	1.2	1.7	1.2	1.1	1.3	1.4	1.2	1.6	1.2		1.3
New losses $500,000—$750,000		2.1	1.7	1.6	2.1	1.8	1.9	1.9	1.6	1.9	1.8	1.9		1.9
New losses $250,000—$500,000		4.4	3.6	3.9	3.7	3.1	2.8	2.9	3.7	2.9	4.0	2.9		3.1
Case reserve development above $250,000		8.0	7.1	6.4	8.8	6.4	6.1	6.8	6.9	6.4	7.1	6.4		7.0

Large losses subtotal		24.3%	22.0%	18.9%	23.9%	22.8%	17.4%	19.2%	20.5%	18.3%	21.8%	19.8%		20.9%
IBNR incurred		(0.8)	(0.9)	0.8	(5.5)	—	0.9	1.0	—	0.9	(0.3)	0.6		(0.9)
Total catastrophe losses incurred		8.4	14.9	5.7	(0.2)	1.7	1.4	0.4	10.3	0.9	9.7	1.2		0.8
Remaining incurred		28.9	27.0	30.1	19.3	31.0	26.6	26.6	28.5	26.7	28.6	28.1		25.9

Total loss ratio		60.8%	63.0%	55.5%	37.5%	55.5%	46.3%	47.2%	59.3%	46.8%	59.8%	49.7%		46.6%

Loss Claim Count
New losses greater than $4,000,000		2	4	2	—	1	—	—	7	—	9	1		1
New losses $2,000,000—$4,000,000		6	9	5	12	16	5	7	13	12	19	28		40
New losses $1,000,000—$2,000,000		27	13	19	18	21	21	21	32	42	59	63		81
New losses $750,000—$1,000,000		17	15	10	16	11	11	12	25	23	42	34		50
New losses $500,000—$750,000		28	23	21	27	25	26	24	44	50	72	75		102
New losses $250,000—$500,000		100	84	87	88	75	67	72	171	139	271	214		302
Case reserve development above $250,000		102	84	81	112	93	82	93	165	175	267	268		380

Large losses total		282	232	225	273	242	212	229	457	441	739	683		956

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	NM — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Cincinnati Insurance Group — Commercial Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 22 for adjusted data)

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Net premiums written		$538	$597	$625	$562	$544	$613	$693	$1,222	$1,306	$1,759	$1,851		$2,413
Net premiums earned		$582	$586	$574	$601	$600	$606	$604	$1,161	$1,210	$1,743	$1,810		$2,411
Losses paid		$326	$280	$266	$272	$253	$270	$259	$546	$530	$871	$783		$1,055
Loss reserve change		(3)	67	32	(53)	66	(12)	23	100	11	97	77		23
Total losses incurred		$323	$347	$298	$219	$319	$258	$282	$646	$541	$968	$860		$1,078
Allocated loss expense paid		31	28	22	33	26	30	28	50	58	82	84		117
Allocated loss expense reserve change		(15)	1	12	27	16	16	8	13	24	(3)	40		67
Total allocated loss expense incurred		$16	$29	$34	$60	$42	$46	$36	$63	$82	$79	$124		$184
Unallocated loss expense paid		34	31	30	34	31	30	33	61	63	95	94		128
Unallocated loss expense reserve change		(1)	1	3	(3)	4	1	3	4	4	4	8		5
Total unallocated loss expense incurred		$33	$32	$33	$31	$35	$31	$36	$65	$67	$99	$102		$133
Underwriting expenses incurred		180	166	186	215	170	179	193	352	371	532	541		757

Underwriting profit (loss)		$30	$12	$23	$76	$34	$92	$57	$35	$149	$65	$183		$259

Ratio Data
Loss ratio		55.4%	59.2%	52.0%	36.4%	53.2%	42.6%	46.8%	55.6%	44.7%	55.5%	47.5%		44.8%
Allocated loss expense ratio		2.7	5.0	5.9	9.9	7.0	7.6	6.0	5.4	6.8	4.5	6.8		7.6
Unallocated loss expense ratio		5.7	5.5	5.7	5.2	5.8	5.1	5.9	5.7	5.5	5.7	5.6		5.5
Net underwriting expense ratio		33.5	27.8	29.7	38.2	31.2	29.1	27.8	28.8	28.4	30.2	29.3		31.4

Statutory combined ratio		97.3%	97.5%	93.3%	89.7%	97.2%	84.4%	86.5%	95.5%	85.4%	95.9%	89.2%		89.3%
Statutory combined ratio excluding catastrophes		93.3%	86.2%	89.4%	89.7%	97.1%	83.6%	84.7%	87.8%	84.1%	89.5%	88.3%		88.6%

Loss Detail
New losses greater than $4,000,000		$5	$18	$8	$—	$—	$—	$—	$26	$—	$31	$—		$—
New losses $2,000,000—$4,000,000		17	25	14	34	47	13	22	40	35	56	81		116
New losses $1,000,000—$2,000,000		26	15	18	19	25	23	23	33	46	60	71		90
New losses $750,000—$1,000,000		12	11	8	11	8	6	9	19	15	31	23		34
New losses $500,000—$750,000		14	12	9	14	11	12	12	20	24	34	34		49
New losses $250,000—$500,000		25	22	23	21	18	16	18	45	34	70	53		73
Case reserve development above $250,000		57	51	44	60	45	46	49	96	95	153	140		200

Large losses subtotal		$156	$154	$124	$159	$154	$116	$133	$279	$249	$435	$402		$562
IBNR incurred		(7)	(8)	6	(29)	—	6	7	(2)	14	(10)	16		(12)
Catastrophe losses incurred		23	66	22	—	1	5	10	89	16	112	17		16
Remaining incurred		151	135	146	89	164	131	132	280	262	431	425		511

Total losses incurred		$323	$347	$298	$219	$319	$258	$282	$646	$541	$968	$860		$1,077

Loss Ratio
New losses greater than $4,000,000		0.9%	3.1%	1.4%	—%	0.1%	—%	—%	2.3%	—%	1.8%	0.1%		—%
New losses $2,000,000—$4,000,000		2.9	4.3	2.5	5.7	7.8	2.1	3.6	3.4	2.9	3.2	4.5		4.7
New losses $1,000,000—$2,000,000		4.5	2.5	3.2	3.2	4.2	3.8	3.8	2.9	3.8	3.4	3.9		3.7
New losses $750,000—$1,000,000		2.1	1.9	1.3	1.8	1.3	1.0	1.5	1.6	1.2	1.8	1.3		1.4
New losses $500,000—$750,000		2.3	2.0	1.5	2.2	1.8	2.0	2.0	1.7	2.0	1.9	1.9		2.0
New losses $250,000—$500,000		4.3	3.8	4.0	3.4	3.0	2.6	2.8	3.9	2.7	4.0	2.9		2.9
Case reserve development above $250,000		9.8	8.7	7.8	10.1	7.5	7.6	8.1	8.3	7.8	8.8	7.6		8.3

Large losses subtotal		26.8%	26.3%	21.7%	26.4%	25.7%	19.1%	21.8%	24.0%	20.4%	24.9%	22.2%		23.2%
IBNR incurred		(1.3)	(1.4)	1.0	(4.8)	—	1.0	1.2	(0.2)	1.1	(0.6)	0.8		(0.5)
Total catastrophe losses incurred		4.0	11.3	3.9	—	0.2	0.8	1.8	7.6	1.3	6.4	0.9		0.7
Remaining incurred		25.9	23.0	25.4	14.8	27.3	21.7	22.0	24.2	21.9	24.8	23.6		21.4

Total loss ratio		55.4%	59.2%	52.0%	36.4%	53.2%	42.6%	46.8%	55.6%	44.7%	55.5%	47.5%		44.7%

Loss Claim Count
New losses greater than $4,000,000		1	4	2	—	1	—	—	6	—	7	1		1
New losses $2,000,000—$4,000,000		6	9	5	11	14	4	7	14	11	20	25		36
New losses $1,000,000—$2,000,000		21	12	16	14	20	19	17	28	36	49	56		70
New losses $750,000—$1,000,000		15	13	9	13	9	7	11	22	18	37	27		40
New losses $500,000—$750,000		24	21	16	23	20	21	20	37	41	61	61		84
New losses $250,000—$500,000		74	67	68	64	57	49	57	135	106	209	163		227
Case reserve development above $250,000		95	76	74	96	80	75	85	150	160	245	240		336

Large losses total		236	202	190	221	201	175	197	392	372	628	573		794

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	NM — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Cincinnati Insurance Group — Personal Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 23 for adjusted data)

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Net premiums written		$184	$191	$150	$162	$192	$197	$153	$341	$350	$525	$542		$704
Net premiums earned		$167	$174	$177	$176	$177	$180	$181	$351	$361	$518	$538		$714
Losses paid		$141	$116	$116	$103	$110	$110	$105	$232	$214	$373	$324		$426
Loss reserve change		(8)	16	3	(30)	3	(4)	(17)	19	(20)	11	(17)		(47)
Total losses incurred		$133	$132	$119	$73	$113	$106	$88	$251	$194	$384	$307		$379
Allocated loss expense paid		4	4	3	4	3	3	4	7	7	11	10		14
Allocated loss expense reserve change		(1)	(1)	—	(1)	(1)	—	—	—	—	(1)	(1)		(2)
Total allocated loss expense incurred		$3	$3	$3	$3	$2	$3	$4	$7	$7	$10	$9		$12
Unallocated loss expense paid		13	13	13	12	13	11	13	25	24	38	38		50
Unallocated loss expense reserve change		1	1	1	(3)	—	—	(1)	2	(1)	3	(2)		(3)
Total unallocated loss expense incurred		$14	$14	$14	$9	$13	$11	$12	$27	$23	$41	$36		$47
Underwriting expenses incurred		56	55	51	52	60	63	56	106	118	162	178		231

Underwriting profit (loss)		$(39)	$(30)	$(10)	$39	$(11)	$(3)	$21	$(40)	$19	$(79)	$8		$45

Ratio Data
Loss ratio		79.7%	75.6%	67.4%	41.3%	63.8%	58.6%	48.9%	71.5%	53.8%	74.1%	57.1%		53.2%
Allocated loss expense ratio		1.8	1.9	1.9	1.8	1.4	1.9	1.8	1.9	1.9	1.9	1.7		1.7
Unallocated loss expense ratio		8.6	7.9	7.4	5.5	7.3	6.2	6.6	7.6	6.4	7.9	6.7		6.4
Net underwriting expense ratio		30.4	29.0	34.1	32.8	31.1	31.9	36.2	31.2	33.7	30.9	32.8		32.8

Statutory combined ratio		120.5%	114.4%	110.8%	81.4%	103.6%	98.6%	93.5%	112.2%	95.8%	114.8%	98.3%		94.1%
Statutory combined ratio excluding catastrophes		96.8%	87.3%	99.2%	82.4%	96.6%	95.1%	97.6%	92.9%	96.1%	94.2%	96.2%		92.8%

Loss Detail
New losses greater than $4,000,000		$5	$—	$—	$—	$—	$—	$—	$—	$—	$5	$—		$—
New losses $2,000,000—$4,000,000		—	—	—	2	7	4	—	—	4	—	11		13
New losses $1,000,000—$2,000,000		6	2	4	5	1	3	5	5	8	12	10		14
New losses $750,000—$1,000,000		2	2	1	2	1	3	1	3	4	4	6		7
New losses $500,000—$750,000		2	1	3	2	3	3	3	4	6	6	8		11
New losses $250,000—$500,000		8	5	6	8	6	6	5	12	11	20	17		25
Case reserve development above $250,000		2	3	4	8	5	2	4	7	6	9	12		19

Large losses subtotal		$25	$13	$18	$27	$23	$21	$18	$31	$39	$56	$64		$89
IBNR incurred		2	2	—	(14)	—	1	—	2	1	4	—		(13)
Catastrophe losses incurred		40	47	21	(2)	12	6	(7)	67	(1)	107	11		10
Remaining incurred		66	70	80	62	78	78	77	151	155	216	232		293

Total losses incurred		$133	$132	$119	$73	$113	$106	$88	$251	$194	$383	$307		$379

Loss Ratio
New losses greater than $4,000,000		3.0%	—%	—%	—%	—%	—%	—%	—%	—%	1.0%	0.1%		—%
New losses $2,000,000—$4,000,000		—	—	—	1.0	4.0	2.2	—	—	1.1	—	2.1		1.8
New losses $1,000,000—$2,000,000		3.8	1.1	2.1	2.8	0.8	1.7	3.0	1.6	2.3	2.3	1.8		2.0
New losses $750,000—$1,000,000		1.0	1.1	0.4	1.1	0.9	1.7	0.7	0.8	1.1	0.9	1.1		1.0
New losses $500,000—$750,000		1.3	0.7	1.5	1.1	1.6	1.7	1.9	1.1	1.8	1.2	1.5		1.5
New losses $250,000—$500,000		4.8	3.0	3.6	4.5	3.2	3.3	3.0	3.3	3.1	3.8	3.1		3.6
Case reserve development above $250,000		1.4	1.5	2.5	4.4	2.7	1.2	2.2	1.9	1.8	1.7	2.1		2.7

Large losses subtotal		15.3%	7.5%	10.0%	15.1%	13.2%	11.8%	10.6%	8.7%	11.2%	10.9%	11.8%		12.6%
IBNR incurred		1.0	0.9	0.2	(7.8)	—	0.4	—	0.6	0.2	0.7	0.1		(1.8)
Total catastrophe losses incurred		23.8	27.0	11.6	(1.0)	7.0	3.5	(4.1)	19.3	(0.3)	20.7	2.1		1.3
Remaining incurred		39.6	40.2	45.6	35.0	43.6	42.9	42.4	42.9	42.7	41.9	43.1		41.1

Total loss ratio		79.7%	75.6%	67.4%	41.3%	63.8%	58.6%	48.9%	71.5%	53.8%	74.2%	57.1%		53.2%

Loss Claim Count
New losses greater than $4,000,000		1	—	—	—	—	—	—	—	—	1	—		—
New losses $2,000,000—$4,000,000		—	—	—	1	2	1	—	—	1	—	3		4
New losses $1,000,000—$2,000,000		6	1	3	4	1	2	4	4	6	10	7		11
New losses $750,000—$1,000,000		2	2	1	3	2	4	1	3	5	5	7		10
New losses $500,000—$750,000		4	2	5	4	5	5	4	7	9	11	14		18
New losses $250,000—$500,000		26	17	19	24	18	18	15	36	33	62	51		75
Case reserve development above $250,000		7	8	7	16	13	7	8	15	15	22	28		44

Large losses total		46	30	35	52	41	37	32	65	69	111	110		162

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	NM — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Cincinnati Insurance Group
Direct Written Premiums by Risk State by Line of Business for the Nine Months Ended September 30, 2008
(Dollars in millions)

											9/30/2008	9/30/2007	Commercial	Personal	Total
	Comm	Comm	Comm	Workers’	Specialty	Surety &	Mach. &	Pers	Home	Other	Agency	Agency	Change	Change	Change
Risk State	Casualty	Prop	Auto	Comp	Packages	Exec Risk	Equip	Auto	Owner	Personal	Direct	Direct	%	%	%

AL	$15.4	$12.4	$6.2	$1.0	$5.8	$1.4	$0.5	$12.6	$19.1	$4.0	$78.5	$74.7	1.5	9.6	5.0
AZ	9.5	4.9	8.0	0.3	0.7	0.6	0.5	0.0	0.2	0.1	24.9	24.3	2.2	8.7	2.4
AR	7.8	7.8	5.0	4.1	3.1	1.1	0.4	1.9	2.2	0.6	34.1	32.4	6.6	(1.4)	5.3
DE	1.2	0.9	0.6	1.4	0.1	0.1	0.1	0.0	0.0	0.0	4.5	3.4	28.9	nm	31.3
FL	23.2	18.9	9.3	1.6	2.1	2.4	0.7	9.0	13.9	2.6	83.7	96.2	(10.1)	(18.9)	(13.0)
GA	20.5	15.6	13.7	10.3	5.6	5.2	0.6	23.0	21.2	5.9	121.7	123.2	(3.5)	2.1	(1.2)
ID	8.0	3.4	4.0	0.2	0.6	0.9	0.2	0.0	0.0	0.0	17.3	15.5	11.6	nm	11.7
IL	52.0	34.0	22.9	43.9	10.2	6.6	2.0	18.0	14.7	4.9	209.1	218.8	(5.3)	(0.3)	(4.5)
IN	35.7	27.8	17.7	22.3	5.9	6.1	1.6	20.5	19.8	5.2	162.7	171.6	(7.4)	1.0	(5.2)
IA	15.0	11.0	7.4	19.5	3.5	2.3	1.0	2.7	3.1	1.4	66.8	68.5	(1.3)	(11.6)	(2.5)
KS	5.8	6.3	3.7	7.2	2.2	1.2	0.3	3.2	4.2	0.9	35.1	35.6	2.7	(12.4)	(1.4)
KY	15.9	14.9	11.3	3.0	4.1	2.4	0.7	15.2	12.0	3.2	82.7	82.1	(1.2)	4.4	0.7
MD	10.6	4.8	7.6	9.7	0.8	1.2	0.3	0.0	1.2	0.4	36.5	36.6	(0.6)	15.6	(0.1)
MI	25.2	15.8	10.9	13.1	8.7	4.3	1.3	8.3	10.9	2.4	100.9	112.1	(9.8)	(10.7)	(10.0)
MN	17.6	11.5	6.8	6.5	2.3	1.8	0.9	4.6	4.1	2.6	58.7	65.7	(12.2)	(3.8)	(10.7)
MO	18.9	13.9	9.7	14.0	3.7	2.0	0.7	1.9	3.1	0.7	68.6	73.9	(7.4)	(4.8)	(7.1)
MT	11.4	5.1	5.3	0.1	0.7	0.4	0.3	0.3	0.4	0.1	24.1	23.5	(0.4)	415.0	2.4
NE	5.3	3.9	2.6	6.5	0.9	0.9	0.3	0.6	0.7	0.2	21.9	22.1	0.3	(17.4)	(1.0)
NH	2.0	1.2	1.0	1.9	0.5	0.5	0.1	0.5	0.5	0.3	8.6	9.9	(12.7)	(11.8)	(12.9)
NM	1.4	0.4	0.7	0.1	0.0	0.1	0.0	0.0	0.0	0.0	2.8	0.1	nm	nm	nm
NY	22.4	6.0	7.8	1.6	0.9	2.2	0.4	0.0	0.0	0.0	41.4	46.1	(10.3)	nm	(10.2)
NC	30.6	23.2	16.5	22.8	9.7	6.9	1.2	0.9	1.4	2.0	115.2	117.9	(2.5)	7.8	(2.3)
ND	4.0	2.9	2.0	(0.0)	0.6	0.5	0.2	0.3	0.3	0.1	11.1	10.9	3.6	(19.9)	1.4
OH	110.5	68.8	50.1	(0.4)	16.0	19.1	3.6	98.3	70.2	23.1	459.3	481.2	(6.2)	(2.1)	(4.5)
PA	34.6	21.6	21.8	41.8	7.4	5.1	1.3	5.7	4.6	2.5	146.5	151.6	(3.1)	(6.1)	(3.4)
SC	10.4	6.9	6.0	5.1	1.9	2.1	0.3	0.0	0.1	0.2	32.9	33.8	(2.7)	2.9	(2.8)
SD	3.5	2.3	1.9	3.8	0.3	0.4	0.1	0.0	0.0	0.0	12.2	12.1	0.8	nm	1.1
TN	18.2	13.8	11.3	10.0	6.4	3.9	0.8	6.3	6.8	2.4	79.9	82.2	(3.8)	2.1	(2.7)
UT	10.3	3.8	5.0	0.0	0.4	1.5	0.3	0.0	0.0	0.0	21.4	17.4	23.0	nm	22.9
VT	3.7	2.9	2.3	5.5	0.6	0.7	0.2	0.6	0.7	0.2	17.3	17.9	(3.2)	(6.2)	(3.4)
VA	24.9	18.6	16.5	16.8	3.8	4.0	0.9	6.9	6.1	2.2	100.8	106.9	(5.6)	(6.3)	(5.7)
WA	0.5	0.2	0.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.3	190.4	nm	221.1
WV	5.4	3.7	4.1	(0.0)	1.7	0.8	0.2	0.0	0.6	0.2	16.7	19.1	(12.4)	(19.8)	(12.6)
WI	20.8	13.6	9.0	20.8	3.3	2.2	1.3	6.8	5.8	2.6	86.3	89.7	(4.1)	(2.7)	(3.8)
All Other	3.8	3.1	2.5	5.0	0.2	1.2	0.1	0.0	0.2	0.0	16.2	15.2	6.6	7.5	6.4

Total	$606.0	$406.0	$311.5	$299.5	$115.3	$92.1	$23.5	$248.2	$228.2	$70.8	$2,401.2	$2,492.6	(4.1)	(2.1)	(3.7)
Other Direct	0.0	1.5	0.0	5.9	0.0	0.0	0.0	0.0	2.3	0.0	9.8	12.3	(4.6)	(48.4)	(20.3)

Total Direct	$606.0	$407.5	$311.5	$305.4	$115.3	$92.1	$23.5	$248.2	$230.5	$70.8	$2,411.0	$2,504.9	(4.1)	(2.4)	(3.7)

Cincinnati Insurance Group
Quarterly Property Casualty Data — By Commercial Lines of Business

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Commercial casualty:
Written premiums		$171	$199	$211	$189	$179	$218	$245	$410	$462	$582	$641		$830
Earned premiums		197	194	190	204	205	209	209	384	418	580	623		827
Loss and loss expenses ratio		44.4%	39.8%	58.3%	32.0%	63.7%	54.6%	53.5%	48.9%	54.2%	47.4%	57.4%		51.1%
Less catastrophe loss ratio		—	—	—	—	—	—	—	—	—	—	—		—

Loss and loss expenses excluding catastrophe loss ratio		44.4%	39.8%	58.3%	32.0%	63.7%	54.6%	53.5%	48.9%	54.2%	47.4%	57.4%		51.1%

Commercial property:
Written premiums		$117	$124	$124	$116	$120	$125	$138	$247	$263	$364	$383		$499
Earned premiums		120	123	122	124	125	125	123	244	248	364	373		497
Loss and loss expenses ratio		70.0%	97.6%	75.5%	32.9%	61.5%	45.8%	53.6%	86.6%	49.7%	81.1%	53.7%		48.5%
Less catastrophe loss ratio		15.6	38.0	16.5	—	(1.4)	3.2	6.9	27.3	5.0	23.4	2.9		2.2

Loss and loss expenses excluding catastrophe loss ratio		54.4%	59.6%	59.0%	32.9%	62.9%	42.6%	46.7%	59.3%	44.7%	57.7%	50.8%		46.3%

Commercial auto:
Written premiums		$93	$108	$107	$100	$92	$112	$124	$215	$236	$308	$329		$429
Earned premiums		103	104	101	110	108	110	113	205	223	308	331		440
Loss and loss expenses ratio		63.2%	67.5%	63.4%	60.3%	66.9%	62.9%	64.6%	65.5%	63.4%	64.7%	64.5%		63.5%
Less catastrophe loss ratio		0.1	3.4	(0.4)	(0.2)	0.4	—	(0.2)	1.5	—	1.0	0.1		—

Loss and loss expenses excluding catastrophe loss ratio		63.1%	64.1%	63.8%	60.5%	66.5%	62.9%	64.8%	64.0%	63.4%	63.7%	64.4%		63.5%

Workers’ compensation:
Written premiums		$84	$95	$114	$88	$84	$92	$113	$209	$206	$292	$289		$378
Earned premiums		93	94	94	93	94	95	92	189	187	282	280		373
Loss and loss expenses ratio		90.9%	78.3%	64.8%	113.6%	82.0%	66.8%	76.5%	71.5%	71.5%	77.9%	75.0%		84.6%
Less catastrophe loss ratio		—	—	—	—	—	—	—	—	—	—	—		—

Loss and loss expenses excluding catastrophe loss ratio		90.9%	78.3%	64.8%	113.6%	82.0%	66.8%	76.5%	71.5%	71.5%	77.9%	75.0%		84.6%

Specialty package:
Written premiums		$36	$36	$37	$36	$34	$36	$41	$73	$77	$109	$111		$146
Earned premiums		35	36	35	36	36	37	36	72	73	107	109		146
Loss and loss expenses ratio		80.2%	109.7%	63.4%	41.9%	76.7%	49.9%	69.6%	86.8%	59.6%	84.6%	65.3%		59.4%
Less catastrophe loss ratio		12.2	43.9	8.1	0.6	6.2	2.6	7.0	26.2	4.7	21.5	5.2		4.1

Loss and loss expenses excluding catastrophe loss ratio		68.0%	65.8%	55.3%	41.3%	70.5%	47.3%	62.6%	60.6%	54.9%	63.1%	60.1%		55.3%

Surety and executive risk:
Written premiums		$29	$28	$25	$26	$28	$23	$25	$54	$48	$82	$76		$102
Earned premiums		27	28	25	27	25	24	24	53	47	80	73		100
Loss and loss expenses ratio		73.6%	92.0%	45.9%	55.7%	36.5%	49.3%	24.0%	70.1%	36.7%	71.3%	36.7%		41.8%
Less catastrophe loss ratio		—	—	—	—	—	—	—	—	—	—	—		—

Loss and loss expenses excluding catastrophe loss ratio		73.6%	92.0%	45.9%	55.7%	36.5%	49.3%	24.0%	70.1%	36.7%	71.3%	36.7%		41.8%

Machinery and equipment:
Written premiums		$8	$7	$7	$7	$7	$7	$7	$14	$14	$22	$22		$29
Earned premiums		7	7	7	7	7	7	7	14	14	22	21		28
Loss and loss expense ratio		32.4%	34.1%	53.3%	27.8%	34.7%	20.4%	28.2%	43.6%	24.3%	39.8%	27.8%		27.8%
Less catastrophe loss ratio		2.8	1.0	—	(0.8)	1.3	—	(1.6)	0.6	(0.8)	1.3	(0.1)		(0.3)

Loss and loss expense excluding catastrophe loss ratio		29.6%	33.1%	53.3%	28.6%	33.4%	20.4%	29.8%	43.0%	25.1%	38.5%	27.9%		28.1%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

Cincinnati Insurance Group
Quarterly Property Casualty Data — By Personal Lines of Business

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Personal auto:
Written premiums		$88	$89	$69	$75	$92	$93	$72	$158	$164	$246	$256		$332
Earned premiums		81	82	83	83	85	86	88	164	174	245	259		342
Loss and loss expenses ratio		63.7%	56.8%	67.6%	65.3%	67.7%	67.6%	66.5%	62.2%	67.1%	62.7%	67.3%		66.8%
Less catastrophe loss ratio		1.7	3.1	1.7	(0.3)	0.7	(0.3)	(2.3)	2.4	(1.3)	2.2	(0.6)		(0.6)

Loss and loss expenses excluding catastrophe loss ratio		62.0%	53.7%	65.9%	65.6%	67.0%	67.9%	68.8%	59.8%	68.4%	60.5%	67.9%		67.4%

Homeowner:
Written premiums		$72	$79	$60	$66	$77	$80	$61	$139	$141	$212	$218		$284
Earned premiums		64	71	72	71	70	72	71	143	143	208	214		285
Loss and loss expenses ratio		122.8%	130.7%	91.4%	36.6%	82.7%	66.9%	50.0%	110.9%	58.5%	114.6%	66.5%		59.0%
Less catastrophe loss ratio		54.5	60.0	25.2	(2.3)	15.6	8.3	(7.5)	42.5	0.4	46.2	5.4		3.5

Loss and loss expenses excluding catastrophe loss ratio		68.3%	70.7%	66.2%	38.9%	67.1%	58.6%	57.5%	68.4%	58.1%	68.4%	61.1%		55.5%

Other personal:
Written premiums		$24	$23	$21	$21	$23	$24	$20	$44	$44	$67	$67		$88
Earned premiums		22	21	22	22	22	22	22	44	43	65	65		87
Loss and loss expenses ratio		91.5%	43.2%	62.2%	24.1%	57.9%	62.8%	43.4%	52.9%	53.1%	65.8%	54.7%		47.0%
Less Catastrophe loss ratio		14.5	8.0	4.1	0.6	3.7	3.5	(0.1)	6.0	1.3	8.9	2.0		1.7

Loss and loss expenses excluding catastrophe loss ratio		77.0%	35.2%	58.1%	23.5%	54.2%	59.3%	43.5%	46.9%	51.8%	56.9%	52.7%		45.3%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

Cincinnati Insurance Group
Quarterly Detailed Loss Analysis

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

All Lines
Loss and loss expenses:
Loss and loss expenses — current AY		$563	$531	$467	$515	$558	$484	$472	$998	$956	$1,562	$1,514		$2,029
Loss and loss expenses — prior AY’s		(103)	(87)	(9)	(118)	(47)	(40)	(17)	(96)	(57)	(200)	(105)		(222)
Catastrophes — current AY		62	113	47	(1)	15	15	16	160	30	222	47		45
Catastrophes — prior AY’s		1	—	(4)	(1)	(2)	(4)	(13)	(4)	(17)	(3)	(19)		(20)

Total		$523	$557	$501	$395	$524	$455	$458	$1,058	$912	$1,581	$1,437		$1,832

Ratio to Earned Premiums
Loss and loss expenses:
Loss and loss expenses — current AY		75.2%	69.8%	62.2%	66.3%	71.9%	61.6%	60.2%	66.0%	60.9%	69.0%	64.5%		64.9%
Loss and loss expenses — prior AY’s		(13.8)	(11.4)	(1.3)	(15.2)	(6.2)	(5.1)	(2.3)	(6.3)	(3.6)	(8.8)	(4.5)		(7.1)
Catastrophes — current AY		8.3	14.8	6.2	(0.1)	2.0	1.9	2.1	10.6	1.9	9.8	2.0		1.3
Catastrophes — prior AY’s		0.1	0.1	(0.5)	(0.1)	(0.3)	(0.5)	(1.7)	(0.3)	(1.1)	(0.1)	(0.9)		(0.6)

Total		69.8%	73.3%	66.6%	50.9%	67.4%	57.9%	58.3%	70.0%	58.1%	69.9%	61.1%		58.5%

Commercial Lines
Loss and loss expenses:
Loss and loss expenses — current AY		$436	$416	$354	$412	$433	$370	$356	$770	$726	$1,207	$1,158		$1,570
Loss and loss expenses — prior AY’s		(88)	(74)	(11)	(102)	(38)	(40)	(12)	(85)	(52)	(173)	(90)		(192)
Catastrophes — current AY		23	66	25	—	5	8	12	92	20	115	26		25
Catastrophes — prior AY’s		—	—	(3)	—	(4)	(3)	(2)	(3)	(5)	(3)	(9)		(9)

Total		$371	$408	$365	$310	$396	$335	$354	$774	$689	$1,146	$1,085		$1,394

Ratio to Earned Premiums
Loss and loss expenses:
Loss and loss expenses — current AY		74.9%	71.1%	61.6%	68.5%	72.2%	61.0%	59.0%	66.4%	60.0%	69.2%	63.9%		65.2%
Loss and loss expenses — prior AY’s		(15.0)	(12.6)	(1.9)	(17.0)	(6.4)	(6.6)	(2.1)	(7.3)	(4.2)	(9.9)	(4.9)		(8.0)
Catastrophes — current AY		4.0	11.2	4.5	—	0.9	1.4	2.2	7.9	1.8	6.6	1.5		1.0
Catastrophes — prior AY’s		—	0.1	(0.6)	—	(0.7)	(0.5)	(0.4)	(0.3)	(0.4)	(0.2)	(0.6)		(0.4)

Total		63.8%	69.7%	63.6%	51.4%	66.0%	55.3%	58.7%	66.7%	57.2%	65.7%	59.9%		57.8%

Personal Lines
Loss and loss expenses:
Loss and loss expenses — current AY		$127	$115	$113	$103	$125	$114	$116	$228	$230	$355	$356		$459
Loss and loss expenses — prior AY’s		(16)	(13)	2	(16)	(9)	—	(5)	(11)	(5)	(27)	(15)		(30)
Catastrophes — current AY		39	47	22	(1)	10	7	4	68	10	107	21		20
Catastrophes — prior AY’s		1	—	(1)	(1)	2	(1)	(11)	(1)	(12)	—	(10)		(11)

Total		$151	$149	$136	$85	$128	$120	$104	$284	$223	$435	$352		$438

Ratio to Earned Premiums
Loss and loss expenses:
Loss and loss expenses — current AY		75.9%	65.6%	64.1%	58.5%	70.5%	63.3%	64.3%	64.8%	64.1%	66.1%	66.1%		64.4%
Loss and loss expenses — prior AY’s		(9.6)	(7.2)	1.0	(8.9)	(5.1)	(0.1)	(2.9)	(3.1)	(1.5)	(5.1)	(2.8)		(4.2)
Catastrophes — current AY		23.3	27.0	11.9	(0.7)	5.9	3.8	2.0	19.6	2.9	20.7	3.9		2.7
Catastrophes — prior AY’s		0.5	—	(0.3)	(0.3)	1.1	(0.3)	(6.1)	(0.3)	(3.5)	—	(1.8)		(1.5)

Total		90.1%	85.4%	76.7%	48.6%	72.4%	66.7%	57.3%	81.0%	62.0%	84.0%	65.4%		61.4%

Cincinnati Insurance Group
Quarterly Property Casualty Data — All Lines

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Premiums
Agency renewal written premiums		$687	$739	$733	$705	$732	$761	$762	$1,472	$1,523	$2,159	$2,255		$2,960
Agency new business written premiums		88	97	75	81	82	81	81	172	162	259	244		325
Ceded written premiums		(49)	(37)	(37)	(41)	(41)	(39)	(38)	(75)	(77)	(124)	(118)		(159)
Other written premiums		4	1	2	4	6	5	6	3	11	7	17		22
Written premium adjustment — statutory only		(8)	(12)	3	(25)	(43)	2	35	(9)	37	(17)	(6)		(31)

Reported written premiums (statutory)*		$722	$788	$776	$724	$736	$810	$846	$1,563	$1,656	$2,284	$2,392		$3,117
Unearned premiums change		27	(28)	(25)	53	41	(23)	(61)	(51)	(85)	(23)	(42)		7

Earned premiums		$749	$760	$751	$777	$777	$787	$785	$1,512	$1,571	$2,261	$2,350		$3,124

Year over year change %
Agency renewal written premiums		(6.1)%	(3.0)%	(3.7)%	(3.5)%	1.6%	3.3%	1.9%	(3.4)%	2.6%	(4.3)%	2.3%		0.8%
Agency new business written premiums		6.7	19.6	(7.5)	(8.3)	(15.9)	(13.3)	4.8	6.1	(5.2)	6.3	(9.1)		(8.9)
Ceded written premiums		20.3	(4.6)	(1.1)	7.3	12.6	29.3	17.5	(2.9)	23.2	5.1	19.4		16.0
Other written premiums		(39.1)	(74.6)	(71.8)	(9.5)	31.6	61.3	60.6	(73.1)	60.9	(61.6)	49.6		32.0
Written premium adjustment — statutory only		(81.6)	(900.0)	(91.5)	(18.0)	521.4	(85.7)	7.3	(124.3)	(15.1)	161.5	(117.8)		(616.4)
Reported written premiums (statutory)*		(1.9)	(2.8)	(8.4)	(4.1)	(5.6)	(0.5)	2.1	(5.7)	0.8	(4.5)	(1.3)		(1.9)

Statutory combined ratio
Statutory combined ratio		102.4%	101.5%	97.2%	87.8%	98.7%	87.7%	87.7%	99.5%	87.7%	100.3%	91.3%		90.3%
Less catastrophe losses		8.4	14.9	5.7	(0.3)	1.7	1.4	0.4	10.3	0.9	9.7	1.2		0.8

Statutory combined ratio excluding catastrophe losses		94.0%	86.6%	91.5%	88.1%	97.0%	86.3%	87.3%	89.2%	86.8%	90.6%	90.1%		89.5%

Commission expense ratio		17.7%	17.4%	17.7%	23.1%	18.1%	18.1%	18.0%	17.5%	18.0%	17.6%	18.0%		19.2%
Other expense ratio		15.0	10.7	12.9	13.9	13.2	11.7	11.4	11.8	11.6	12.8	12.1		12.5

Statutory expense ratio		32.7%	28.1%	30.6%	37.0%	31.3%	29.8%	29.4%	29.3%	29.6%	30.4%	30.1%		31.7%

GAAP combined ratio
GAAP combined ratio		101.2%	103.5%	98.6%	85.6%	97.3%	88.6%	89.6%	101.1%	89.1%	101.1%	91.8%		90.3%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Cincinnati Insurance Group
Quarterly Property Casualty Data — Commercial Lines

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Premiums
Agency renewal written premiums		$502	$552	$588	$546	$544	$569	$612	$1,140	$1,181	$1,642	$1,725		$2,271
Agency new business written premiums		77	87	66	71	72	71	72	153	143	229	216		287
Ceded written premiums		(46)	(31)	(32)	(34)	(32)	(32)	(31)	(63)	(62)	(109)	(94)		(128)
Other written premiums		13	1	—	3	4	3	4	1	7	14	11		14
Written premium adjustment — statutory only		(8)	(12)	3	(24)	(44)	2	36	(9)	37	(17)	(7)		(31)

Reported written premiums (statutory)*		$538	$597	$625	$562	$544	$613	$693	$1,222	$1,306	$1,759	$1,851		$2,413
Unearned premiums change		44	(11)	(51)	39	56	(6)	(89)	(61)	(96)	(16)	(41)		(2)

Earned premiums		$582	$586	$574	$601	$600	$607	$604	$1,161	$1,210	$1,743	$1,810		$2,411

Year over year change %
Agency renewal written premiums		(7.7)%	(2.9)%	(4.0)%	(3.4)%	3.5%	7.4%	3.9%	(3.5)%	5.6%	(4.8)%	4.9%		2.8%
Agency new business written premiums		6.0	21.2	(8.3)	(10.5)	(18.3)	(16.9)	2.7	6.4	(8.1)	6.3	(11.8)		(11.5)
Ceded written premiums		43.6	(1.6)	2.8	11.6	9.5	24.1	10.9	0.6	17.3	15.1	14.5		13.7
Other written premiums		250.5	(73.4)	(99.4)	(27.0)	(3.6)	12.3	37.2	(89.2)	26.2	25.0	14.3		1.7
Written premium adjustment — statutory only		(81.6)	(900.0)	(91.5)	(18.1)	530.2	(84.7)	5.8	(124.3)	(14.7)	161.7	(117.8)		(526.2)
Reported written premiums (statutory)*		(1.2)	(2.7)	(9.8)	(4.6)	(6.4)	1.7	3.8	(6.5)	2.8	(4.9)	(0.1)		(1.2)

Statutory combined ratio
Statutory combined ratio		97.3%	97.7%	93.3%	89.7%	97.3%	84.4%	86.5%	95.6%	85.4%	95.9%	89.2%		89.2%
Less catastrophe losses		4.0	11.3	3.9	—	0.2	0.8	1.8	7.6	1.3	6.4	0.9		0.6

Statutory combined ratio excluding catastrophe losses		93.3%	86.4%	89.4%	89.7%	97.1%	83.6%	84.7%	88.0%	84.1%	89.5%	88.3%		88.6%

Commission expense ratio		18.1%	16.9%	16.5%	23.1%	18.2%	17.7%	16.7%	16.7%	17.2%	17.1%	17.5%		18.8%
Other expense ratio		15.4	10.9	13.2	15.1	13.1	11.4	11.2	12.1	11.3	13.1	11.8		12.6

Statutory expense ratio		33.5%	27.8%	29.7%	38.2%	31.3%	29.1%	27.9%	28.8%	28.5%	30.2%	29.3%		31.4%

GAAP combined ratio
GAAP combined ratio		94.9%	99.9%	95.0%	87.3%	95.4%	85.2%	88.9%	97.4%	87.0%	96.6%	89.8%		89.2%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Cincinnati Insurance Group
Quarterly Property Casualty Data — Personal Lines

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Premiums
Agency renewal written premiums		$185	$186	$146	$159	$188	$192	$150	$332	$343	$517	$530		$690
Agency new business written premiums		11	10	8	10	10	10	9	19	18	30	28		38
Ceded written premiums		(13)	(6)	(6)	(7)	(8)	(7)	(8)	(12)	(15)	(26)	(23)		(30)
Other written premiums		1	1	2	1	2	2	2	2	4	4	6		7
Written premium adjustment — statutory only		—	—	—	(1)	—	—	—	—	—	—	—		(1)

Reported written premiums (statutory)*		$184	$191	$150	$162	$192	$197	$153	$341	$350	$525	$541		$704
Unearned premiums change		(17)	(17)	27	14	(15)	(17)	28	10	11	(7)	(3)		10

Earned premiums		$167	$174	$177	$176	$177	$180	$181	$351	$361	$518	$538		$714

Year over year change %
Agency renewal written premiums		(1.6)%	(3.3)%	(2.8)%	(3.9)%	(3.4)%	(7.1)%	(5.6)%	(3.1)%	(6.5)%	(2.5)%	(5.4)%		(5.1)%
Agency new business written premiums		11.8	7.7	(0.5)	12.1	7.0	26.5	25.4	3.9	26.0	6.7	18.6		16.9
Ceded written premiums		61.4	(17.3)	(17.2)	(9.1)	26.5	56.4	56.4	(17.3)	56.4	11.0	44.1		26.6
Other written premiums		(37.3)	(76.2)	(0.4)	117.4	276.1	265.9	187.1	(43.3)	227.0	(41.3)	242.4		211.2
Written premium adjustment — statutory only		(100.0)	—	(100.0)	(17.0)	(92.9)	(100.0)	(100.9)	(100.0)	(98.4)	(100.0)	(102.0)		(5.1)
Reported written premiums (statutory)*		(4.0)	(3.0)	(2.0)	(2.3)	(3.1)	(6.8)	(5.1)	(2.6)	(6.1)	(3.1)	(5.1)		(4.4)

Statutory combined ratio
Statutory combined ratio		120.6%	114.3%	110.8%	81.4%	103.6%	98.6%	93.5%	112.2%	95.8%	114.9%	98.3%		94.1%
Less catastrophe losses		23.8	27.0	11.6	(1.0)	7.0	3.5	(4.1)	19.3	(0.3)	20.7	2.1		1.3

Statutory combined ratio excluding catastrophe losses		96.8%	87.3%	99.2%	82.4%	96.6%	95.1%	97.6%	92.9%	96.1%	94.2%	96.2%		92.8%

Commission expense ratio		16.4%	18.6%	22.3%	22.8%	17.6%	19.3%	23.8%	20.2%	21.2%	18.9%	20.6%		19.9%
Other expense ratio		14.0	10.3	11.8	10.0	13.5	12.6	12.4	11.0	12.6	12.0	12.2		12.9

Statutory expense ratio		30.4%	28.9%	34.1%	32.8%	31.1%	31.9%	36.2%	31.2%	33.8%	30.9%	32.8%		32.8%

GAAP combined ratio
GAAP combined ratio		122.5%	115.3%	110.1%	79.7%	103.8%	99.9%	92.0%	112.7%	96.0%	115.9%	98.6%		93.9%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

The Cincinnati Life Insurance Company
GAAP Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
	2008	2007	Change	% Change	2008	2007	Change	% Change

Revenues:
Premiums earned:
Life	$40,729,802	$42,395,592	$(1,665,790)	(3.93)	$125,439,013	$124,663,788	$775,225	0.62
Accident health	1,876,918	1,776,832	100,086	5.63	5,429,201	5,141,122	288,079	5.60
Premiums ceded	(12,851,798)	(10,295,186)	(2,556,612)	24.83	(37,958,864)	(30,134,044)	(7,824,820)	25.97
Total premiums earned	29,754,922	33,877,238	(4,122,316)	(12.17)	92,909,350	99,670,866	(6,761,516)	(6.78)
Investment income	29,944,299	28,515,819	1,428,480	5.01	88,259,571	84,594,298	3,665,273	4.33
Realized investment gains and losses	(45,300,879)	(117,732)	(45,183,147)	nm	(67,087,119)	51,750,857	(118,837,976)	(229.63)
Other income	(42,060)	1,141,955	(1,184,015)	(103.68)	1,324,832	3,461,706	(2,136,874)	(61.73)
Total revenues	$14,356,282	$63,417,280	$(49,060,998)	(77.36)	$115,406,634	$239,477,727	$(124,071,093)	(51.81)

Benefits & expenses:
Losses & policy benefits	$54,001,586	$45,763,373	$8,238,213	18.00	$148,219,872	$127,869,309	$20,350,563	15.92
Reinsurance recoveries	(13,477,282)	(9,507,506)	(3,969,776)	(41.75)	(33,651,728)	(29,654,500)	(3,997,228)	13.48
Commissions	6,340,506	8,388,628	(2,048,122)	(24.42)	18,869,061	26,401,514	(7,532,453)	(28.53)
Other operating expenses	7,931,123	7,831,539	99,584	1.27	22,799,674	23,382,074	(582,400)	(2.49)
Taxes, licenses & fees	1,065,416	930,560	134,856	14.49	3,115,439	2,756,613	358,826	13.02
Incr deferred acq expense	(3,872,836)	(2,402,358)	(1,470,478)	(61.21)	(12,031,232)	(8,730,977)	(3,300,255)	37.80
Total expenses	$51,988,513	$51,004,236	$984,277	1.93	$147,321,086	$142,024,033	$5,297,053	3.73

Income before income taxes	$(37,632,231)	$12,413,044	$(50,045,275)	(403.17)	$(31,914,452)	$97,453,694	$(129,368,146)	(132.75)

Provision for income taxes:
Current	$8,854,764	$1,076,018	$7,778,746	722.92	$20,039,654	$4,508,915	$15,530,739	344.45
Current capital gains/losses	(15,855,308)	(22,206)	(15,833,102)	nm	(23,460,492)	18,257,800	(41,718,292)	(228.50)
Deferred	(6,144,473)	3,171,530	(9,316,003)	(293.74)	(8,006,690)	10,914,527	(18,921,217)	(173.36)
Total income taxes	$(13,145,017)	$4,225,342	$(17,370,359)	(411.10)	$(11,427,528)	$33,681,242	$(45,108,770)	(133.93)

Net income	$(24,487,214)	$8,187,702	$(32,674,916)	(399.07)	$(20,486,924)	$63,772,452	$(84,259,376)	(132.13)

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
	2008	2007	Change	% Change	2008	2007	Change	% Change

Net premiums written	$42,316,142	$36,952,328	$5,363,814	14.52	$128,951,950	$119,900,032	$9,051,918	7.55
Net investment income	29,944,298	28,518,609	1,425,689	5.00	88,259,909	84,607,029	3,652,880	4.32
Amortization of interest maintenance reserve	(776,347)	(716,933)	(59,414)	(8.29)	(1,306,983)	(727,925)	(579,058)	(79.55)
Commissions and expense allowances on reinsurance ceded	1,802,472	1,945,861	(143,389)	(7.37)	5,638,577	6,464,843	(826,266)	(12.78)
Income from fees associated with Separate Accounts	(42,059)	1,141,955	(1,184,014)	(103.68)	1,324,832	3,461,706	(2,136,874)	(61.73)
Total revenues	$73,244,506	$67,841,820	$5,402,686	7.96	$222,868,285	$213,705,685	$9,162,600	4.29

Death benefits and matured endowments	$12,870,280	$10,205,681	$2,664,599	26.11	$34,007,859	$27,252,513	$6,755,346	24.79
Annuity benefits	8,349,420	11,176,827	(2,827,407)	(25.30)	21,625,252	28,828,501	(7,203,249)	(24.99)
Disability benefits and benefits under accident and health contracts	667,540	638,935	28,605	4.48	1,932,660	1,631,352	301,308	18.47
Surrender benefits and group conversions	5,463,519	6,406,696	(943,177)	(14.72)	17,494,817	17,479,044	15,773	0.09
Interest and adjustments on deposit-type contract funds	2,857,794	2,322,816	534,978	23.03	8,504,910	6,722,093	1,782,817	26.52
Increase in aggregate reserves for life and accident and health contracts	24,577,586	16,724,962	7,852,624	46.95	76,893,912	71,711,184	5,182,728	7.23
Payments on supplementary contracts with life contingencies	82,228	86,811	(4,583)	(5.28)	247,152	258,824	(11,672)	(4.51)
Total benefit expenses	$54,868,367	$47,562,728	$7,305,639	15.36	$160,706,562	$153,883,511	$6,823,051	4.43

Commissions	$8,067,352	$8,283,629	$(216,277)	(2.61)	$24,280,763	$26,016,514	$(1,735,751)	(6.67)
General insurance expenses and taxes	9,548,814	9,797,137	(248,323)	(2.53)	28,883,743	29,278,421	(394,678)	(1.35)
Increase in loading on deferred and uncollected premiums	(646,621)	(1,525,841)	879,220	57.62	(2,569,023)	(5,337,160)	2,768,137	51.87
Net transfers to or (from) Separate Accounts	—	—	—	—	—	(215,913)	215,913	—
Other deductions	(27)	—	(27)	—	109	108	1	0.93
Total operating expenses	$16,969,518	$16,554,925	$414,593	2.50	$50,595,592	$49,741,970	$853,622	1.72

Federal and Foreign Income Taxes Incurred	8,727,715	886,409	7,841,306	884.61	19,853,997	4,447,095	15,406,902	346.45

Net gain from operations before realized capital gains or (losses)	$(7,321,094)	$2,837,758	$(10,158,852)	(357.99)	$(8,287,866)	$5,633,109	$(13,920,975)	(247.13)

Net realized gains or (losses) net of capital gains tax	(25,346,502)	2,604,683	(27,951,185)	nm	(39,669,636)	37,332,560	(77,002,196)	(206.26)

Net Income (Statutory)	$(32,667,596)	$5,442,441	$(38,110,037)	(700.24)	$(47,957,502)	$42,965,669	$(90,923,171)	(211.62)

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.